UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 15, 2007

Cross Country Healthcare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 998-2232

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

(a)	In October 2007, pursuant to the 2007 Stock Incentive Plan (the “Plan”), the Compensation Committee of the Board of Directors of Cross Country Healthcare (the “Company”), approved grants of stock appreciation rights (“SAR’s”) under the Plan. The form of Stock Appreciation Rights Agreement used by the Company in connection with the grant of SAR’s is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
Exhibit 10.1	Form of Stock Appreciation Rights Agreement pursuant to the Company’s 2007 Stock Incentive Plan

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

BY:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Chief Financial Officer

Date: October 15, 2007

3